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                                  EXHIBIT 17.1

                         INVESTMENT COMPANIES FOR WHICH
                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS INC.
                   ACTS AS PRINCIPAL UNDERWRITER OR DEPOSITOR
                                 MARCH 21, 1996

Van Kampen American Capital U.S. Government Trust
Van Kampen American Capital U.S. Government Fund
Van Kampen American Capital Tax Free Trust
Van Kampen American Capital Insured Tax Free Income Fund
Van Kampen American Capital Tax Free High Income Fund
Van Kampen American Capital California Insured Tax Free Fund
Van Kampen American Capital Municipal Income Fund
Van Kampen American Capital Limited Term Municipal Income Fund
Van Kampen American Capital Florida Insured Tax Free Income Fund
Van Kampen American Capital New Jersey Tax Free Income Fund
Van Kampen American Capital New York Tax Free Income Fund
Van Kampen American Capital Trust
Van Kampen American Capital High Yield Fund
Van Kampen American Capital Short-Term Global Income Fund
Van Kampen American Capital Strategic Income Fund
Van Kampen American Capital Emerging Markets Income Fund
Van Kampen American Capital Equity Trust
Van Kampen American Capital Utility Fund
Van Kampen American Capital Balanced Fund
Van Kampen American Capital Pennsylvania Tax Free Income Fund
Van Kampen American Capital Tax Free Money Fund
Van Kampen American Capital Prime Rate Income Trust
Van Kampen Merritt Series Trust
        Van Kampen American Capital Quality Income Portfolio
        Van Kampen American Capital High Yield Portfolio
        Van Kampen American Capital Growth and Income Portfolio
        Van Kampen American Capital Money Market Portfolio
        Van Kampen American Capital Stock Index Portfolio
Van Kampen American Capital Comstock Fund
Van Kampen American Capital Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund
Van Kampen American Capital Enterprise Fund
Van Kampen American Capital Equity Income Fund
Van Kampen American Capital Limited Maturity Government Fund
Van Kampen American Capital Global Managed Assets Fund
Van Kampen American Capital Government Securities Fund
Van Kampen American Capital Government Target Fund
Van Kampen American Capital Growth and Income Fund
Van Kampen American Capital Harbor Fund
Van Kampen American Capital High Income Corporate Bond Fund
Van Kampen American Capital Life Investment Trust
        Van Kampen American Capital Common Stock Fund
        Van Kampen American Capital Domestic Strategic Income Fund Van Kampen American Capital Emerging Growth Fund
        Van Kampen American Capital Global Equity Fund
        Van Kampen American Capital Government Fund
        Van Kampen American Capital Money Market Fund
        Van Kampen American Capital Multiple Strategy Fund
        Van Kampen American Capital Real Estate Securities Fund
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Van Kampen American Capital Pace Fund
Van Kampen American Capital Real Estate Securities Fund
Van Kampen American Capital Reserve Fund
Van Kampen American Capital Tax-Exempt Trust
        Van Kampen American Capital High Yield Municipal Fund
Van Kampen American Capital Texas Tax Free Income Fund
Van Kampen American Capital U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust
        Van Kampen American Capital Global Equity Fund
        Van Kampen American Capital Global Government Securities Fund Internet Trust
Michigan Real Estate Income and Growth Trust
Van Kampen American Capital Insured Income Trust
Strategic Ten Trust, United States
Strategic Ten Trust, United Kingdom
Strategic Ten Trust, Hong Kong
Strategic Five Trust, United States
Van Kampen American Capital Equity Opportunity Trust
Principal Trust Princor Emerging Growth and Treasury
International Assets Advisory Corporation Global Blue Chip Trust
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

Emerging Markets Municipal Income Trust . . . . . . . . . . . . . . . . . . .   Series 1
Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . . . . .   Series 1 through 368
Insured Municipals Income Trust (Discount)  . . . . . . . . . . . . . . . . .   Series 5 through 13
Insured Municipals Income Trust (Short Intermediate Term) . . . . . . . . . .   Series 1 through 103
1000 Insured Municipals Income Trust (Intermediate Term)  . . . . . . . . . .   Series 5 through 86
Insured Municipals Income Trust (Limited Term)  . . . . . . . . . . . . . . .   Series 9 through 83
Insured Municipals Income Trust (Premium Bond Series) . . . . . . . . . . . .   Series 1 through 3
Insured Municipals Income Trust (Intermediate Laddered Maturity)  . . . . . .   Series 1 and 2
Insured Tax Free Bond Trust  . . . . . . . . .  . . . . . . . . . . . . . . .   Series 1 through 6
Insured Tax Free Bond Trust (Limited Term)  . . . . . . . . . . . . . . . . .   Series 1
Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . . . . .   Series 1 through 93
Investors' Quality Tax-Exempt Trust-Intermediate  . . . . . . . . . . . . . .   Series 1
Investors' Corporate Income Trust . . . . . . . . . . . . . . . . . . . . . .   Series 1 through 12
Investors' Governmental Securities Income Trust . . . . . . . . . . . . . . .   Series 1 through 7
Van Kampen Merritt International Bond Income Trust  . . . . . . . . . . . . .   Series 1 through 21
Alabama Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . .   Series 1
Alabama Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . .   Series 1 through 9
Arizona Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . .   Series 1 through 18
Arizona Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . .   Series 1 through 15
Arkansas Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . .   Series 1 through 2
Arkansas Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . .   Series 1
California Insured Municipals Income Trust  . . . . . . . . . . . . . . . . .   Series 1 through 150
California Insured Municipals Income Trust (Premium Bond Series)  . . . . . .   Series 1
California Insured Municipals Income Trust (1st Intermediate Series)  . . . .   Series 1 through 3
California Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . .   Series 1 through 21
California Insured Municipals Income Trust (Intermediate Laddered)  . . . . .   Series 1 through 22
Colorado Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . .   Series 1 through 79
Colorado Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . .   Series 1 through 18
Connecticut Insured Municipals Income Trust . . . . . . . . . . . . . . . . .   Series 1 through 29
Connecticut Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . .   Series 1
Delaware Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . .   Series 1 and 2
Florida Insured Municipal Income Trust - Intermediate . . . . . . . . . . . .   Series 1 and 2
Florida Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . .   Series 1 through 101
Florida Investors' Quality Tax-Exempt Trust   . . . . . . . . . . . . . . . .   Series 1 and 2
Florida Insured Municipals Income Trust (Intermediate Laddered) . . . . . . .   Series 1 through 13
Georgia Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . .   Series 1 through 78
Georgia Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . .   Series 1 through 16
Hawaii Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . .   Series 1
Investors' Quality Municipals Trust (AMT) . . . . . . . . . . . . . . . . . .   Series 1 through 9
Kansas Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . .   Series 1 through 11
Kentucky Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . .   Series 1 through 57
Louisiana Insured Municipals Income Trust . . . . . . . . . . . . . . . . . .   Series 1 through 13
Maine Investor's Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . .   Series 1
Maryland Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . .   Series 1 through 75
Massachusetts Insured Municipals Income Trust . . . . . . . . . . . . . . . .   Series 1 through 31
Massachusetts Insured Municipals Income Trust (Premium Bond Series) . . . . .   Series 1
Michigan Financial Institutions Trust . . . . . . . . . . . . . . . . . . . .   Series 1
Michigan Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . .   Series 1 through 135
Michigan Insured Municipals Income Trust (Premium Bond Series)  . . . . . . .   Series 1
Michigan Insured Municipals Income Trust (1st Intermediate Series)  . . . . .   Series 1 through 3
Michigan Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . .   Series 1 through 30
Minnesota Insured Municipals Income Trust . . . . . . . . . . . . . . . . . .   Series 1 through 57
Minnesota Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . .   Series 1 through 21
Missouri Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . .   Series 1 through 94
Missouri Insured Municipals Income Trust (Premium Bond Series)  . . . . . . .   Series 1
Missouri Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . .   Series 1 through 15
Missouri Insured Municipals Income Trust
  (Intermediate Laddered Maturity)  . . . . . . . . . . . . . . . . . . . . .   Series 1
Nebraska Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . .   Series 1 through 9

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

New Mexico Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . .   Series 1 through 18
New Jersey Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . .   Series 1 through 109
New Jersey Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . .   Series 1 through 22
New Jersey Insured Municipals Income Trust
  (Intermediate Laddered Maturity) . . . . . . . . . . . . . . . . . . . . . . .   Series 1 and 4
New York Insured Municipals Income Trust-Intermediate  . . . . . . . . . . . . .   Series 1 through 6
New York Insured Municipals Income Trust (Limited Term)  . . . . . . . . . . . .   Series 1
New York Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . .   Series 1 through 131
New York Insured Tax-Free Bond Trust . . . . . . . . . . . . . . . . . . . . . .   Series 1
New York Insured Municipals Income Trust
  (Intermediate Laddered Maturity) . . . . . . . . . . . . . . . . . . . . . . .   Series 1 through 17
New York Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . .   Series 1
North Carolina Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . .   Series 1 through 85
Ohio Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . . . .   Series 1 through 101
Ohio Insured Municipals Income Trust (Premium Bond Series) . . . . . . . . . . .   Series 1 and 2
Ohio Insured Municipals Income Trust (Intermediate Term) . . . . . . . . . . . .   Series 1
Ohio Insured Municipals Income Trust
  (Intermediate Laddered Maturity) . . . . . . . . . . . . . . . . . . . . . . .   Series 3 through 6
Ohio Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . . . .   Series 1 through 16
Oklahoma Insured Municipal Income Trust  . . . . . . . . . . . . . . . . . . . .   Series 1 through 17
Oregon Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . . .   Series 1 through 53
Pennsylvania Insured Municipals Income Trust - Intermediate  . . . . . . . . . .   Series 1 through 6
Pennsylvania Insured Municipals Income Trust . . . . . . . . . . . . . . . . . .   Series 1 through 215
Pennsylvania Insured Municipals Income Trust (Premium Bond Series) . . . . . . .   Series 1
Pennsylvania Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . .   Series 1 through 14
South Carolina Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . .   Series 1 through 81
Stepstone Growth Equity and Treasury Securities Trust  . . . . . . . . . . . . .   Series 1
Tennessee Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . .   Series 1-3 and 5-34
Texas Insured Municipal Income Trust   . . . . . . . . . . . . . . . . . . . . .   Series 1 through 40
Texas Insured Municipals Income Trust (Intermediate Ladder)  . . . . . . . . . .   Series 1
Virginia Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . .   Series 1 through 69
Van Kampen American Capital Equity Opportunity Trust . . . . . . . . . . . . . .   Series 1 through 28
Van Kampen Merritt Utility Income Trust  . . . . . . . . . . . . . . . . . . . .   Series 1 through 6
Van Kampen American Capital Insured Income Trust . . . . . . . . . . . . . . . .   Series 1 through 53
Van Kampen Merritt Insured Income Trust (Intermediate Term)  . . . . . . . . . .   Series 1 through 44
Van Kampen Merritt Select Equity Trust . . . . . . . . . . . . . . . . . . . . .   Series 1
Van Kampen Merritt Select Equity and Treasury Trust  . . . . . . . . . . . . . .   Series 1
Washington Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . .   Series 1
West Virginia Insured Municipals Income Trust  . . . . . . . . . . . . . . . . .   Series 1 through 6
Principal Financial Institutions Trust . . . . . . . . . . . . . . . . . . . . .   Series 1
Internet Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Series 1
Michigan Real Estate Income and Growth Trust . . . . . . . . . . . . . . . . . .   Series 1
Strategic Ten Trust, United States . . . . . . . . . . . . . . . . . . . . . . .   Series 1 through 7
Strategic Ten Trust, United Kingdom  . . . . . . . . . . . . . . . . . . . . . .   Series 1 through 7
Strategic Ten Trust, Hong Kong   . . . . . . . . . . . . . . . . . . . . . . . .   Series 1 through 7
Strategic Five Trust, United States  . . . . . . . . . . . . . . . . . . . . . .   Series 1
Equity Opportunity Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Series 1 through 29
Emerging Growth and Treasury . . . . . . . . . . . . . . . . . . . . . . . . . .   Series 1
Global Blue Chip Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Series 1
